SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 August 15, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-16619                73-1612389
  ------------------------     ------------------------    -------------------
  (State of Incorporation)     (Commission File Number)      (IRS Employer
                                                           Identification No.)



                  Kerr-McGee Center
               Oklahoma City, Oklahoma                      73125
      ----------------------------------------            ----------
      (Address of principal executive offices)            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)





Item 5.       Other Events
                   On August 15,  2002,  Kerr-McGee  Corporation  issued a press release announcing that it will hold a conference call on Wednesday, August 21, 2002, at 11:00 a.m. (ET), to discuss its interim third-quarter 2002 operating and financial activities and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 888-482-0024, #340339, within the United States or 617-801-9702,
              #340339, outside the United States. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits

              99.1 Press Release dated August 15, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KERR-MCGEE CORPORATION


                                   By:     /s/John M. Rauh
                                           -----------------------------
                                           John M. Rauh
                                           Vice President and Controller

Dated: August 19, 2002